EXHIBIT 99.1
CNA Financial Corporation
Supplemental Financial Information
Segment Financial Results For the Years Ended December 31, 2006 and 2005
and the Nine Months Ended September 30, 2007

CNA Financial Corporation
Table of Contents
Segment Financial Results For the Years Ended December 31, 2006 and 2005
and the Nine Months Ended September 30, 2007
CNA’s (the Company) core property and casualty commercial insurance operations are reported in two business segments: Standard Lines and Specialty Lines. As a result of the Company’s realignment of management responsibilities in the fourth quarter of 2007, the Company has revised its property and casualty segments. Standard Lines includes standard property and casualty coverages sold to small businesses and middle market entities and organizations in the U.S. primarily through an independent agency distribution system. In addition, Standard Lines also includes commercial insurance and risk management products sold to large corporations in the U.S. primarily through insurance brokers. Specialty Lines provides a broad array of professional, financial and specialty property and casualty products and services, including excess and surplus lines, primarily through insurance brokers and managing general underwriters. Additionally, Specialty Lines includes insurance coverages sold globally through the Company’s foreign operations (CNA Global). Previously, excess and surplus lines and CNA Global were included in Standard Lines.
Additionally, Standard Lines previously included other revenues and expenses related to claim services provided by CNA ClaimPlus, Inc. to other units within the Standard Lines segment because these revenues and expenses were eliminated at the consolidated level. These amounts are now eliminated within Standard Lines for all periods presented.
This Financial Supplement presents the segment financial results for each of the quarters in and for the nine month period ended September 30, 2007, each of the four quarters in the year ended December 31, 2006 and the twelve month periods ended December 31, 2006 and December 31, 2005 as if the current segment changes occurred as of the beginning of the earliest period presented.

Page
Definitions and Presentation	i
Segment results for each of the three quarters in the period ended September 30, 2007 and the nine months ended September 30, 2007	1-6
Segment results for each of the four quarters of 2006 and the year ended December 31, 2006	7-12
Segment results for the year ended December 31, 2005	13-14

CNA Financial Corporation
Supplemental Financial Information
DEFINITIONS AND PRESENTATION
•	P&C Operations includes Standard Lines and Specialty Lines.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•	Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business primarily in run-off, including CNA Re. This segment also includes the results related to the centralized adjusting and settlement of asbestos and environmental pollution claims (A&E).

•	Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N of the Consolidated Financial Statements within the 2006 Form 10-K for further discussion of this measure.

•	In evaluating the results of Standard Lines and Specialty Lines, management utilizes the combined ratio, the loss ratio, the expense ratio, and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders’ dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

i

CNA FINANCIAL CORPORATION
Financial Supplement
Standard Lines

	2007
				Nine months ended
(In millions)	Q1	Q2	Q3	September 30, 2007
Gross written premiums	$948	$992	$856	$2,796
Net written premiums	867	904	753	2,524

Net earned premiums	863	842	841	2,546
Net investment income	220	235	209	664
Other revenues	11	12	9	32

Total operating revenues	1,094	1,089	1,059	3,242

Claims, benefits and expenses:
Net incurred claims and benefits	593	581	511	1,685
Policyholders’ dividends	3	(4)	4	3
Amortization of deferred acquisition costs	194	191	190	575
Other insurance related expenses	65	96	82	243
Restructuring and other related charges	—	—	—	—
Other expenses	10	14	12	36

Total claims, benefits and expenses	865	878	799	2,542

Operating income before income tax and minority interest	229	211	260	700
Income tax expense on operating income	(75)	(65)	(82)	(222)
Minority interest	—	—	—	—

Net operating income from continuing operations	154	146	178	478

Realized investment losses, net of participating policyholders’ and minority interests	(24)	(63)	(29)	(116)
Income tax benefit on realized investment losses	9	21	10	40

Net income from continuing operations	$139	$104	$159	$402

FINANCIAL RATIOS
Loss & LAE	68.7%	69.0%	60.9%	66.2%
Acquisition expense	17.0	20.1	18.6	18.6
Underwriting expense	13.0	13.9	13.7	13.5

Expense	30.0	34.0	32.3	32.1
Dividend	0.4	(0.4)	0.4	0.1

Combined ratio	99.1%	102.6%	93.6%	98.4%

LOSS RATIO IMPACTS
Impact of catastrophe losses
Pretax net accident year catastrophe losses incurred	$30	$12	$10	$52
Impact on loss & LAE ratio	3.5%	1.4%	1.2%	2.0%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & LAE reserve development	$13	$(20)	$(67)	$(74)
Prior year premium development	(26)	16	(5)	(15)
Other (1)	5	7	8	20

Total development & other	$(8)	$3	$(64)	$(69)

Impact of development & other on loss & LAE ratio	—%	(0.1)%	(7.5)%	(2.6)%

(1)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.

CNA FINANCIAL CORPORATION
Financial Supplement
Specialty Lines

	2007
				Nine months ended
(In millions)	Q1	Q2	Q3	September 30, 2007
Gross written premiums	$1,412	$1,379	$1,337	$4,128
Net written premiums	864	869	886	2,619

Net earned premiums	845	870	885	2,600
Net investment income	149	162	152	463
Other revenues	42	47	50	139

Total operating revenues	1,036	1,079	1,087	3,202

Claims, benefits and expenses:
Net incurred claims and benefits	543	531	556	1,630
Policyholders’ dividends	3	1	1	5
Amortization of deferred acquisition costs	182	177	190	549
Other insurance related expenses	41	48	45	134
Restructuring and other related charges	—	—	—	—
Other expenses	42	39	44	125

Total claims, benefits and expenses	811	796	836	2,443

Operating income before income tax and minority interest	225	283	251	759
Income tax expense on operating income	(73)	(94)	(82)	(249)
Minority interest	(10)	(10)	(16)	(36)

Net operating income from continuing operations	142	179	153	474

Realized investment losses, net of participating policyholders’ and minority interests	(14)	(35)	(13)	(62)
Income tax benefit on realized investment losses	5	12	4	21

Net income from continuing operations	$133	$156	$144	$433

FINANCIAL RATIOS
Loss & LAE	64.2%	61.1%	62.8%	62.7%
Acquisition expense	16.9	16.1	17.0	16.6
Underwriting expense	9.6	9.6	9.6	9.7

Expense	26.5	25.7	26.6	26.3
Dividend	0.3	0.2	0.2	0.2

Combined ratio	91.0%	87.0%	89.6%	89.2%

LOSS RATIO IMPACTS
Impact of catastrophe losses
Pretax net accident year catastrophe losses incurred	$2	$—	$—	$2
Impact on loss & LAE ratio	0.3%	—%	—%	0.1%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & LAE reserve development	$7	$(14)	$3	$(4)
Prior year premium development	(10)	—	(3)	(13)
Other (1)	—	—	—	—

Total development & other	$(3)	$(14)	$—	$(17)

Impact of development & other on loss & LAE ratio	0.1%	(1.6)%	0.2%	(0.4)%

(1)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations

	2007
				Nine months ended
(In millions)	Q1	Q2	Q3	September 30, 2007
Gross written premiums	$2,360	$2,371	$2,193	$6,924
Net written premiums	1,731	1,773	1,639	5,143

Net earned premiums	1,708	1,712	1,726	5,146
Net investment income	369	397	361	1,127
Other revenues	53	59	59	171

Total operating revenues	2,130	2,168	2,146	6,444

Claims, benefits and expenses:
Net incurred claims and benefits	1,136	1,112	1,067	3,315
Policyholders’ dividends	6	(3)	5	8
Amortization of deferred acquisition costs	376	368	380	1,124
Other insurance related expenses	106	144	127	377
Restructuring and other related charges	—	—	—	—
Other expenses	52	53	56	161

Total claims, benefits and expenses	1,676	1,674	1,635	4,985

Operating income before income tax and minority interest	454	494	511	1,459
Income tax expense on operating income	(148)	(159)	(164)	(471)
Minority interest	(10)	(10)	(16)	(36)

Net operating income from continuing operations	296	325	331	952

Realized investment losses, net of participating policyholders’ and minority interests	(38)	(98)	(42)	(178)
Income tax benefit on realized investment losses	14	33	14	61

Net income from continuing operations	$272	$260	$303	$835

FINANCIAL RATIOS
Loss & LAE	66.5%	64.9%	61.9%	64.4%
Acquisition expense	16.9	18.1	17.8	17.6
Underwriting expense	11.4	11.8	11.6	11.6

Expense	28.3	29.9	29.4	29.2
Dividend	0.3	(0.1)	0.3	0.2

Combined ratio	95.1%	94.7%	91.6%	93.8%

LOSS RATIO IMPACTS
Impact of catastrophe losses
Pretax net accident year catastrophe losses incurred	$32	$12	$10	$54
Impact on loss & LAE ratio	1.9%	0.7%	0.6%	1.1%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & LAE reserve development	$20	$(34)	$(64)	$(78)
Prior year premium development	(36)	16	(8)	(28)
Other (1)	5	7	8	20

Total development & other	$(11)	$(11)	$(64)	$(86)

Impact of development & other on loss & LAE ratio	0.1%	(1.0)%	(3.5)%	(1.5)%

(1)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core

	2007
				Nine months ended
(In millions)	Q1	Q2	Q3	September 30, 2007
Net earned premiums	$156	$157	$156	$469
Net investment income	161	188	145	494
Other revenues	12	6	16	34

Total operating revenues	329	351	317	997

Claims, benefits and expenses:
Net incurred claims and benefits	273	326	463	1,062
Policyholders’ dividends	(1)	1	—	—
Amortization of deferred acquisition costs	5	4	4	13
Other insurance related expenses	51	44	48	143
Restructuring and other related charges	—	—	—	—
Other expenses	9	8	17	34

Total claims, benefits and expenses	337	383	532	1,252

Operating loss before income tax and minority interest	(8)	(32)	(215)	(255)
Income tax benefit on operating loss	10	19	84	113
Minority interest	—	—	—	—

Net operating income (loss) from continuing operations	2	(13)	(131)	(142)

Realized investment gains (losses), net of participating policyholders’ and minority interests	1	(18)	(9)	(26)
Income tax benefit on realized investment gains (losses)	—	6	3	9

Net income (loss) from continuing operations	$3	$(25)	$(137)	$(159)

CNA FINANCIAL CORPORATION
Financial Supplement
Corporate & Other Non-Core

	2007
				Nine months ended
(In millions)	Q1	Q2	Q3	September 30, 2007

Net earned premiums	$(1)	$3	$—	$2
Net investment income	78	86	74	238
Other revenues	2	—	4	6

Total operating revenues	79	89	78	246

Claims, benefits and expenses:
Net incurred claims and benefits	34	37	40	111
Policyholders’ dividends	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—
Other insurance related expenses	3	10	—	13
Restructuring and other related charges	—	—	—	—
Other expenses	31	36	31	98

Total claims, benefits and expenses	68	83	71	222

Operating income before income tax and minority interest	11	6	7	24
Income tax (expense) benefit on operating income	(2)	1	5	4
Minority interest	—	(1)	—	(1)

Net operating income from continuing operations	9	6	12	27

Realized investment gains (losses), net of participating policyholders’ and minority interests	16	(23)	(6)	(13)
Income tax (expense) benefit on realized investment gains (losses)	(6)	9	2	5

Net income (loss) from continuing operations	$19	$(8)	$8	$19

CNA FINANCIAL CORPORATION
Financial Supplement
Results of Total Continuing Operations

	2007
				Nine months ended
(In millions)	Q1	Q2	Q3	September 30, 2007

Net earned premiums	$1,863	$1,872	$1,882	$5,617
Net investment income	608	671	580	1,859
Other revenues	67	65	79	211

Total operating revenues	2,538	2,608	2,541	7,687

Claims, benefits and expenses:
Net incurred claims and benefits	1,443	1,475	1,570	4,488
Policyholders’ dividends	5	(2)	5	8
Amortization of deferred acquisition costs	381	372	384	1,137
Other insurance related expenses	160	198	175	533
Restructuring and other related charges	—	—	—	—
Other expenses	92	97	104	293

Total claims, benefits and expenses	2,081	2,140	2,238	6,459

Operating income before income tax and minority interest	457	468	303	1,228
Income tax expense on operating income	(140)	(139)	(75)	(354)
Minority interest	(10)	(11)	(16)	(37)

Net operating income from continuing operations	307	318	212	837

Realized investment losses, net of participating policyholders’ and minority interests	(21)	(139)	(57)	(217)
Income tax benefit on realized investment losses	8	48	19	75

Net income from continuing operations	$294	$227	$174	$695

CNA FINANCIAL CORPORATION
Financial Supplement
Standard Lines

	2006
					Twelve months ended
(In millions)	Q1	Q2	Q3	Q4	December 31, 2006

Gross written premiums	$988	$1,055	$1,007	$918	$3,968
Net written premiums	880	972	913	833	3,598

Net earned premiums	857	901	914	885	3,557
Net investment income	192	201	202	245	840
Other revenues	4	3	3	34	44

Total operating revenues	1,053	1,105	1,119	1,164	4,441

Claims, benefits and expenses:
Net incurred claims and benefits	625	613	642	699	2,579
Policyholders’ dividends	4	4	4	6	18
Amortization of deferred acquisition costs	195	199	211	200	805
Other insurance related expenses	76	88	64	91	319
Restructuring and other related charges	—	—	—	—	—
Other expenses	5	3	3	55	66

Total claims, benefits and expenses	905	907	924	1,051	3,787

Operating income before income tax and minority interest	148	198	195	113	654
Income tax expense on operating income	(44)	(65)	(62)	(37)	(208)
Minority interest	—	—	—	—	—

Net operating income from continuing operations	104	133	133	76	446

Realized investment gains (losses), net of participating policyholders’ and minority interests	10	(32)	17	77	72
Income tax (expense) benefit on realized investment gains (losses)	(3)	11	(6)	(26)	(24)

Net income from continuing operations	$111	$112	$144	$127	$494

FINANCIAL RATIOS
Loss & LAE	73.0%	67.9%	70.3%	79.0%	72.5%
Acquisition expense	18.6	19.7	17.0	18.7	18.5
Underwriting expense	13.1	12.2	13.1	14.1	13.1

Expense	31.7	31.9	30.1	32.8	31.6
Dividend	0.5	0.4	0.5	0.5	0.5

Combined ratio	105.2%	100.2%	100.9%	112.3%	104.6%

LOSS RATIO IMPACTS
Impact of catastrophe losses
Pretax net accident year catastrophe losses incurred	$12	$5	$21	$16	$54
Impact on loss & LAE ratio	1.4%	0.6%	2.3%	1.8%	1.5%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & LAE reserve development	$42	$14	$16	$136	$208
Prior year premium development	(20)	(30)	(15)	7	(58)
Other (1)	15	15	13	(53)	(10)

Total development & other	$37	$(1)	$14	$90	$140

Impact of development & other on loss & LAE ratio	5.1%	0.9%	2.3%	9.9%	4.5%

(1)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.

CNA FINANCIAL CORPORATION
Financial Supplement
Specialty Lines

	2006
					Twelve months ended
(In millions)	Q1	Q2	Q3	Q4	December 31, 2006

Gross written premiums	$1,398	$1,233	$1,364	$1,324	$5,319
Net written premiums	878	816	883	854	3,431

Net earned premiums	857	828	868	858	3,411
Net investment income	123	136	138	157	554
Other revenues	36	38	39	43	156

Total operating revenues	1,016	1,002	1,045	1,058	4,121

Claims, benefits and expenses:
Net incurred claims and benefits	527	516	531	486	2,060
Policyholders’ dividends	1	1	1	1	4
Amortization of deferred acquisition costs	170	170	175	199	714
Other insurance related expenses	62	56	56	45	219
Restructuring and other related charges	—	—	—	—	—
Other expenses	33	39	40	39	151

Total claims, benefits and expenses	793	782	803	770	3,148

Operating income before income tax and minority interest	223	220	242	288	973
Income tax expense on operating income	(71)	(66)	(80)	(78)	(295)
Minority interest	(9)	(10)	(13)	(11)	(43)

Net operating income from continuing operations	143	144	149	199	635

Realized investment gains (losses), net of participating policyholders’ and minority interests	6	(18)	7	37	32
Income tax (expense) benefit on realized investment gains (losses)	(2)	6	(2)	(9)	(7)

Net income from continuing operations	$147	$132	$154	$227	$660

FINANCIAL RATIOS
Loss & LAE	61.5%	62.4%	61.0%	56.8%	60.4%
Acquisition expense	18.1	18.4	17.3	18.0	17.9
Underwriting expense	8.9	8.9	9.4	10.3	9.5

Expense	27.0	27.3	26.7	28.3	27.4
Dividend	0.1	0.1	0.1	0.1	0.1

Combined ratio	88.6%	89.8%	87.8%	85.2%	87.9%

LOSS RATIO IMPACTS
Impact of catastrophe losses
Pretax net accident year catastrophe losses incurred	$—	$1	$1	$3	$5
Impact on loss & LAE ratio	—%	0.1%	0.1%	0.4%	0.1%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & LAE reserve development	$22	$(11)	$(14)	$(58)	$(61)
Prior year premium development	(37)	8	2	22	(5)
Other (1)	(1)	—	—	—	(1)

Total development & other	$(16)	$(3)	$(12)	$(36)	$(67)

Impact of development & other on loss & LAE ratio	(0.2)%	(0.7)%	(1.6)%	(5.1)%	(1.9)%

(1)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations

	2006
					Twelve months ended
(In millions)	Q1	Q2	Q3	Q4	December 31, 2006

Gross written premiums	$2,386	$2,288	$2,371	$2,242	$9,287
Net written premiums	1,758	1,788	1,796	1,687	7,029

Net earned premiums	1,714	1,729	1,782	1,743	6,968
Net investment income	315	337	340	402	1,394
Other revenues	40	41	42	77	200

Total operating revenues	2,069	2,107	2,164	2,222	8,562

Claims, benefits and expenses:
Net incurred claims and benefits	1,152	1,129	1,173	1,185	4,639
Policyholders’ dividends	5	5	5	7	22
Amortization of deferred acquisition costs	365	369	386	399	1,519
Other insurance related expenses	138	144	120	136	538
Restructuring and other related charges	—	—	—	—	—
Other expenses	38	42	43	94	217

Total claims, benefits and expenses	1,698	1,689	1,727	1,821	6,935

Operating income before income tax and minority interest	371	418	437	401	1,627
Income tax expense on operating income	(115)	(131)	(142)	(115)	(503)
Minority interest	(9)	(10)	(13)	(11)	(43)

Net operating income from continuing operations	247	277	282	275	1,081

Realized investment gains (losses), net of participating policyholders’ and minority interests	16	(50)	24	114	104
Income tax (expense) benefit on realized investment gains (losses)	(5)	17	(8)	(35)	(31)

Net income from continuing operations	$258	$244	$298	$354	$1,154

FINANCIAL RATIOS
Loss & LAE	67.2%	65.3%	65.8%	68.0%	66.6%
Acquisition expense	18.3	19.1	17.1	18.3	18.2
Underwriting expense	11.1	10.5	11.3	12.4	11.3

Expense	29.4	29.6	28.4	30.7	29.5
Dividend	0.3	0.3	0.3	0.3	0.3

Combined ratio	96.9%	95.2%	94.5%	99.0%	96.4%

LOSS RATIO IMPACTS
Impact of catastrophe losses
Pretax net accident year catastrophe losses incurred	$12	$6	$22	$19	$59
Impact on loss & LAE ratio	0.7%	0.3%	1.3%	1.1%	0.9%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & LAE reserve development	$64	$3	$2	$78	$147
Prior year premium development	(57)	(22)	(13)	29	(63)
Other (1)	14	15	13	(53)	(11)

Total development & other	$21	$(4)	$2	$54	$73

Impact of development & other on loss & LAE ratio	2.4%	0.2%	0.4%	2.5%	1.4%

(1)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core

	2006
					Twelve months ended
(In millions)	Q1	Q2	Q3	Q4	December 31, 2006

Net earned premiums	$163	$159	$160	$159	$641
Net investment income	187	138	179	194	698
Other revenues	12	24	8	22	66

Total operating revenues	362	321	347	375	1,405

Claims, benefits and expenses:
Net incurred claims and benefits	306	266	314	309	1,195
Policyholders’ dividends	—	1	(1)	—	—
Amortization of deferred acquisition costs	4	4	4	2	14
Other insurance related expenses	53	40	48	60	201
Restructuring and other related charges	—	—	—	—	—
Other expenses	13	13	14	18	58

Total claims, benefits and expenses	376	324	379	389	1,468

Operating loss before income tax and minority interest	(14)	(3)	(32)	(14)	(63)
Income tax benefit on operating loss	11	8	17	13	49
Minority interest	—	—	—	—	—

Net operating income (loss) from continuing operations	(3)	5	(15)	(1)	(14)

Realized investment gains (losses), net of participating policyholders’ and minority interests	(12)	(34)	(10)	6	(50)
Income tax (expense) benefit on realized investment gains (losses)	5	11	3	(2)	17

Net income (loss) from continuing operations	$(10)	$(18)	$(22)	$3	$(47)

CNA FINANCIAL CORPORATION
Financial Supplement
Corporate & Other Non-Core

	2006
					Twelve months ended
(In millions)	Q1	Q2	Q3	Q4	December 31, 2006

Net earned premiums	$(8)	$4	$1	$(3)	$(6)
Net investment income	68	77	81	94	320
Other revenues	1	1	6	1	9

Total operating revenues	61	82	88	92	323

Claims, benefits and expenses:
Net incurred claims and benefits	29	31	31	100	191
Policyholders’ dividends	—	—	—	—	—
Amortization of deferred acquisition costs	1	(1)	—	1	1
Other insurance related expenses	15	(2)	7	(2)	18
Restructuring and other related charges	—	(13)	—	—	(13)
Other expenses	30	33	27	36	126

Total claims, benefits and expenses	75	48	65	135	323

Operating income (loss) before income tax and minority interest	(14)	34	23	(43)	—
Income tax (expense) benefit on operating income (loss)	4	(11)	(7)	18	4
Minority interest	—	—	—	(1)	(1)

Net operating income (loss) from continuing operations	(10)	23	16	(26)	3

Realized investment gains (losses), net of participating policyholders’ and minority interests	5	(14)	7	34	32
Income tax (expense) benefit on realized investment gains (losses)	(8)	6	6	(9)	(5)

Net income (loss) from continuing operations	$(13)	$15	$29	$(1)	$30

CNA FINANCIAL CORPORATION
Financial Supplement
Results of Total Continuing Operations

	2006
					Twelve months ended
(In millions)	Q1	Q2	Q3	Q4	December 31, 2006

Net earned premiums	$1,869	$1,892	$1,943	$1,899	$7,603
Net investment income	570	552	600	690	2,412
Other revenues	53	66	56	100	275

Total operating revenues	2,492	2,510	2,599	2,689	10,290

Claims, benefits and expenses:
Net incurred claims and benefits	1,487	1,426	1,518	1,594	6,025
Policyholders’ dividends	5	6	4	7	22
Amortization of deferred acquisition costs	370	372	390	402	1,534
Other insurance related expenses	206	182	175	194	757
Restructuring and other related charges	—	(13)	—	—	(13)
Other expenses	81	88	84	148	401

Total claims, benefits and expenses	2,149	2,061	2,171	2,345	8,726

Operating income before income tax and minority interest	343	449	428	344	1,564
Income tax expense on operating income	(100)	(134)	(132)	(84)	(450)
Minority interest	(9)	(10)	(13)	(12)	(44)

Net operating income from continuing operations	234	305	283	248	1,070

Realized investment gains (losses), net of participating policyholders’ and minority interests	9	(98)	21	154	86
Income tax (expense) benefit on realized investment gains (losses)	(8)	34	1	(46)	(19)

Net income from continuing operations	$235	$241	$305	$356	$1,137

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

Year ended December 31, 2005
(In millions)	Standard Lines	Specialty Lines	P&C Operations

Gross written premiums	$3,962	$4,971	$8,933
Net written premiums	3,473	3,372	6,845

Net earned premiums	3,518	3,367	6,885
Net investment income	632	416	1,048
Other revenues	17	140	157

Total operating revenues	4,167	3,923	8,090

Claims, benefits and expenses:
Net incurred claims and benefits	3,176	2,298	5,474
Policyholders’ dividends	19	4	23
Amortization of deferred acquisition costs	816	702	1,518
Other insurance related expenses	338	221	559
Restructuring and other related charges	—	—	—
Other expenses	23	130	153

Total claims, benefits and expenses	4,372	3,355	7,727

Operating income (loss) before income tax and minority interest	(205)	568	363
Income tax (expense) benefit on operating income (loss)	118	(162)	(44)
Minority interest	—	(24)	(24)

Net operating income (loss) from continuing operations	(87)	382	295

Realized investment gains, net of participating policyholders’ and minority interests	30	4	34
Income tax expense on realized investment gains	(11)	(2)	(13)

Net income (loss) from continuing operations	$(68)	$384	$316

FINANCIAL RATIOS
Loss & LAE	90.3%	68.3%	79.5%
Acquisition expense	20.3	19.1	19.7
Underwriting expense	12.4	8.3	10.5

Expense	32.7	27.4	30.2
Dividend	0.6	0.1	0.3

Combined ratio	123.6%	95.8%	110.0%

LOSS RATIO IMPACTS
Impact of catastrophe losses
Pretax net accident year catastrophe losses incurred	$470	$23	$493
Impact on loss & LAE ratio	13.9%	0.7%	7.4%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & LAE reserve development	$433	$173	$606
Prior year premium development	(30)	(70)	(100)
Other (1)	34	(24)	10

Total development & other	$437	$79	$516

Impact of development & other on loss & LAE ratio	12.7%	3.2%	7.9%

(1)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments and Total Continuing Operations Results

Year ended December 31, 2005
(In millions)	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Continuing Operations

Net earned premiums	$6,885	$704	$(20)	$7,569
Net investment income	1,048	593	251	1,892
Other revenues	157	95	159	411

Total operating revenues	8,090	1,392	390	9,872

Claims, benefits and expenses:
Net incurred claims and benefits	5,474	1,160	341	6,975
Policyholders’ dividends	23	1	—	24
Amortization of deferred acquisition costs	1,518	22	3	1,543
Other insurance related expenses	559	257	13	829
Restructuring and other related charges	—	—	—	—
Other expenses	153	61	115	329

Total claims, benefits and expenses	7,727	1,501	472	9,700

Operating income (loss) before income tax and minority interest	363	(109)	(82)	172
Income tax benefit on operating income (loss)	(44)	58	91	105
Minority interest	(24)	—	—	(24)

Net operating income (loss) from continuing operations	295	(51)	9	253

Realized investment losses, net of participating policyholders’ and minority interests	34	(30)	(14)	(10)
Income tax benefit on realized investment losses	(13)	11	2	—

Net income (loss) from continuing operations	$316	$(70)	$(3)	$243